Popular High Grade Fixed Income Fund, Inc.

Schedule of Investments

September 30, 2024 (Unaudited)

Principal Amount/Description		Rate	Maturity	Value
Municipal Bonds (27.20%)
California (0.86%)
$385,000	Northern California Power Agency - Revenue Bonds (Series 2016)	5.679%	06/01/35	$404,055

Georgia (3.80%)
2,000,000	Development Authority of Gwinnett County - Revenue Bonds	4.170%	09/01/46	1,794,071

Maryland (6.91%)
1,250,000	County of Baltimore MD - General Obligation Unlimited Bonds (Series 2016)	2.988%	07/01/34	1,117,575
1,250,000	County of Baltimore MD - General Obligation Unlimited Bonds (Series 2016)	3.038%	07/01/35	1,103,383
1,200,000	County of Baltimore MD - General Obligation Unlimited Bonds (Series 2016)	3.088%	07/01/36	1,045,899

New York (0.14%)
65,000	New York State Dormitory Authority - Revenue Bonds (Series 2010H)	5.289%	03/15/33	66,117

Texas (10.98%)
600,000	Board of Regents of the University of Texas System - Revenue Bonds (Series 2016A)	3.852%	08/15/46	529,847
795,000	Permanent University Fund - Texas A&M University System - Revenue Bonds (Series 2015B)	3.600%	07/01/36	732,385
1,000,000	Texas A&M University - Revenue Bonds (Series 2017A)	3.231%	05/15/27	986,312
2,000,000	Texas A&M University - Revenue Bonds (Series 2017A)	3.331%	05/15/28	1,970,203
1,000,000	Texas A&M University - Revenue Bonds (Series 2017A)	3.481%	05/15/31	968,561

Virginia (1.94%)
945,000	Virginia Resources Authority - Revenue Bonds	4.250%	11/01/38	917,079

Washington (2.58%)
1,295,000	City of Seattle WA - General Obligation Limited Bonds (Series 2016B)	2.875%	04/01/32	1,219,452

Principal Amount/Description	Rate	Maturity	Value
Municipal Bonds (continued)

Total Municipal Bonds			$12,854,939
(Cost $13,872,886)

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico Agencies (7.37%)
$3,335,000	Puerto Rico Housing Finance Authority - Revenue Bonds(a)	6.750%	12/01/28	$3,481,272

Total Puerto Rico Agencies				$3,481,272
(Cost $3,539,544)

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico Government Instrumentalities Tax Exempt Notes (25.35%)
355,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Capital Appreciation Restructured Series A-1)(a)(b)	0.000%	07/01/27	320,944
346,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Capital Appreciation Restructured Series A-1)(a)(b)	0.000%	07/01/29	289,645
445,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Capital Appreciation Restructured Series A-1)(a)(b)	0.000%	07/01/31	343,201
501,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Capital Appreciation Restructured Series A-1)(a)(b)	0.000%	07/01/33	354,475
4,775,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Capital Appreciation Restructured Series A-1)(a)(b)	0.000%	07/01/46	1,611,705
3,890,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Capital Appreciation Restructured Series A-1)(a)(b)	0.000%	07/01/51	954,167
1,888,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Restructured Series A-2)(a)	4.329%	07/01/40	1,884,078
367,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Restructured Series A-1)(a)	4.500%	07/01/34	367,679

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico Government Instrumentalities Tax Exempt Notes (continued)
$57,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Restructured Series A-2)(a)	4.536%	07/01/53	$56,404
186,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Restructured Series A-1)(a)	4.550%	07/01/40	186,963
1,364,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Restructured Series A-1)(a)	4.750%	07/01/53	1,367,547
758,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Restructured Series A-2)(a)	4.784%	07/01/58	759,661
3,450,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue - Revenue Bonds (Series Restructured Series A-1)(a)	5.000%	07/01/58	3,484,070

Total Puerto Rico Government Instrumentalities Tax Exempt Notes				$11,980,539
(Cost $11,655,124)

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico GNMA Bonds (16.19%)(c)
$347,580	GNMA Pool 609097	5.000%	06/15/38	$350,592
302,468	GNMA Pool 719882	5.000%	08/15/39	314,141
260,317	GNMA Pool 691686	5.000%	02/15/40	270,378
2,691	GNMA Pool 636498	5.500%	04/15/25	2,690
113,895	GNMA Pool 593621	5.500%	12/15/32	114,160
142,555	GNMA Pool 572021	5.500%	01/15/33	143,125
37,705	GNMA Pool 597878	5.500%	02/15/33	39,450
84,412	GNMA Pool 597885	5.500%	04/15/33	88,320
31,541	GNMA Pool 597888	5.500%	05/15/33	33,002
39,314	GNMA Pool 622056	5.500%	03/15/34	41,136
71,842	GNMA Pool 631039	5.500%	01/15/35	75,174
162,686	GNMA Pool 631045	5.500%	03/15/35	170,224
193,995	GNMA Pool 592837	5.500%	06/15/35	202,994
52,149	GNMA Pool 643745	5.500%	07/15/35	54,567
35,318	GNMA Pool 618256	5.500%	07/15/35	36,957
170,993	GNMA Pool 643758	5.500%	01/15/36	178,912
264,094	GNMA Pool 678611	5.500%	11/15/38	276,361
96,474	GNMA Pool 456374	6.000%	02/15/29	100,474
67,637	GNMA Pool 636530	6.000%	05/15/30	69,749
52,258	GNMA Pool 597883	6.000%	05/15/33	53,969
110,668	GNMA Pool 597887	6.000%	05/15/33	115,594
103,172	GNMA Pool 597899	6.000%	08/15/33	107,765

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico GNMA Bonds (16.19%)(c) (continued)
$72,197	GNMA Pool 607382	6.000%	08/15/33	$74,826
107,724	GNMA Pool 622036	6.000%	08/15/33	112,709
84,077	GNMA Pool 622041	6.000%	09/15/33	87,139
44,603	GNMA Pool 608642	6.000%	07/15/34	46,066
38,720	GNMA Pool 631050	6.000%	03/15/35	39,990
138,423	GNMA Pool 618257	6.000%	07/15/35	144,596
151,709	GNMA Pool 643759	6.000%	01/15/36	158,738
103,472	GNMA Pool 643761	6.000%	01/15/36	108,055
2,474,921	GNMA Pool 782087(d)	6.000%	04/15/36	2,640,397
69,672	GNMA Pool 647562	6.000%	05/15/36	71,961
203,310	GNMA Pool 638705	6.000%	11/15/36	214,173
64,307	GNMA Pool 663448	6.000%	03/15/37	64,270
113,342	GNMA Pool 678609	6.000%	11/15/38	118,398
34,441	GNMA Pool 572103	6.500%	04/15/34	37,059
75,993	GNMA Pool 572113	6.500%	06/15/34	79,605
45,714	GNMA Pool 572122	6.500%	07/15/34	47,889
59,346	GNMA Pool 572128	6.500%	08/15/34	62,168
19,025	GNMA Pool 572136	6.500%	10/15/34	19,930
44,565	GNMA Pool 592840	6.500%	07/15/35	46,685
6,215	GNMA Pool 618293	6.500%	12/15/35	6,318
130,647	GNMA Pool 592859	6.500%	12/15/35	137,609
51,016	GNMA Pool 592865	6.500%	01/15/36	53,438
65,211	GNMA Pool 592874	6.500%	03/15/36	68,313
36,651	GNMA Pool 592880	6.500%	04/15/36	39,489
144,886	GNMA Pool 678612	6.500%	11/15/38	152,894
173,092	GNMA Pool 678608	7.000%	12/15/38	179,022
Total Puerto Rico GNMA Bonds				$7,651,471
(Cost $7,307,350)

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico Fannie Mae Bonds (42.27%)(e)
629,874	FNMA Pool AC0808	5.000%	11/01/39	648,905
188,789	FNMA Pool 758601	5.500%	01/01/35	195,800
163,162	FNMA Pool 745292	5.500%	05/01/35	168,422
996,061	FNMA Pool 827687(d)	5.500%	11/01/35	1,030,630
394,382	FNMA Pool 827684(d)	5.500%	11/01/35	408,069
411,005	FNMA Pool 827698(d)	5.500%	12/01/35	425,897
347,934	FNMA Pool 827695	5.500%	12/01/35	359,831
262,452	FNMA Pool 829461(d)	5.500%	01/01/36	271,292
201,424	FNMA Pool 850019	5.500%	04/01/36	208,226
262,730	FNMA Pool 850022(d)	5.500%	04/01/36	272,251
281,318	FNMA Pool 827685	6.000%	11/01/35	294,707
67,307	FNMA Pool 827696	6.000%	12/01/35	68,770
1,386,263	FNMA Pool 827712(d)	6.000%	01/01/36	1,461,123
281,846	FNMA Pool 827709(d)	6.000%	01/01/36	295,256
979,863	FNMA Pool 849985(d)	6.000%	02/01/36	1,034,435
582,381	FNMA Pool 849982	6.000%	02/01/36	611,965
155,481	FNMA Pool 850010	6.000%	03/01/36	162,202
971,100	FNMA Pool 850013(d)	6.000%	03/01/36	1,025,194
445,267	FNMA Pool 850023(d)	6.000%	04/01/36	468,639

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico Fannie Mae Bonds (42.27%)(e) (continued)
$283,956	FNMA Pool 850020(d)	6.000%	04/01/36	$297,477
835,955	FNMA Pool 850033(d)	6.000%	05/01/36	881,078
82,261	FNMA Pool 850029(d)	6.000%	05/01/36	84,870
767,582	FNMA Pool 850042(d)	6.000%	06/01/36	810,346
80,728	FNMA Pool 850039	6.000%	06/01/36	83,397
191,325	FNMA Pool 850055	6.000%	07/01/36	198,726
833,596	FNMA Pool 850058(d)	6.000%	07/01/36	880,036
95,279	FNMA Pool 850069	6.000%	08/01/36	98,429
205,684	FNMA Pool 881251	6.000%	09/01/36	215,138
488,431	FNMA Pool 881266	6.000%	10/01/36	510,237
83,051	FNMA Pool 881262	6.000%	10/01/36	85,793
174,369	FNMA Pool 881281	6.000%	11/01/36	181,060
1,222,156	FNMA Pool 904973(d)	6.000%	02/01/37	1,288,773
187,890	FNMA Pool 904968(d)	6.000%	02/01/37	195,153
306,086	FNMA Pool 905013	6.000%	05/01/37	319,707
796,818	FNMA Pool 909131(d)	6.000%	12/01/37	839,387
201,274	FNMA Pool 953094	6.000%	01/01/38	209,888
83,415	FNMA Pool 835580	6.500%	07/01/35	84,463
475,428	FNMA Pool 850030	6.500%	05/01/36	502,160
906,458	FNMA Pool 850034	6.500%	05/01/36	960,990
1,722,302	FNMA Pool 850043(d)	6.500%	06/01/36	1,836,883
Total Puerto Rico Fannie Mae Bonds				$19,975,605
(Cost $19,033,732)

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico Freddie Mac Bonds (1.57%)(f)
169,452	FGLMC Pool G08831(d)	4.000%	08/01/48	165,005
72,251	FGLMC Pool D97957(d)	5.500%	01/01/26	73,141
20,682	FGLMC Pool A35321	5.500%	06/01/35	21,540
445,212	FGLMC Pool A45241(d)	6.000%	02/01/35	468,350
12,975	FGLMC Pool A58013	6.000%	03/01/37	13,269
413	FGLMC Pool A64760	6.000%	07/01/37	429
Total Puerto Rico Freddie Mac Bonds				$741,734
(Cost $721,218)

Principal Amount/Description		Rate	Maturity	Value
Corporate Bonds (8.45%)
1,727,000	Microsoft Corp.(g)	3.450%	08/08/36	1,610,230
1,500,000	Microsoft Corp.(g)	3.500%	02/12/35	1,432,704
300,000	Microsoft Corp.(g)	3.700%	08/08/46	266,485
750,000	Microsoft Corp.(g)	3.750%	02/12/45	684,869
Total Corporate Bonds				$3,994,288
(Cost $4,309,984)

Principal Amount/Description		Rate	Maturity	Value
US Government Sponsored Entities (12.32%)
$6,000,000	Federal Farm Credit Banks Funding Corp.(d)	2.830%	11/28/28	$5,818,887
(Cost $5,953,527)

Total Investments (140.72%)
(Cost $66,393,365)				$66,498,735

Liabilities in Excess of Other Assets (-40.72%)				(19,242,745)
NET ASSETS (100.00%)				$47,255,990

(a)	These securities are the exchanged bonds under the COFINA's Third Amended Plan of Adjustment (the "Plan").
(b)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(c)	Puerto Rico GNMA - Represents mortgage-backed obligations guaranteed by the Government National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(d)	A portion or all of the security has been pledged as collateral for securities sold under agreements to repurchase.
(e)	Puerto Rico Fannie Mae Taxable - Represents mortgage-backed obligations guaranteed by the Federal National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(f)	Puerto Rico Freddie Mac - Represents mortgage-backed obligations guaranteed by the Federal Home Loan Mortgage Corporation. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(g)	Security may be called before its maturity date.

Reverse Repo Agreements

Counterparty	Interest Rate	Acquisition Date	Maturity Date	Amount
Goldman Sachs	5.20%	09/19/2024	10/15/2024	$(5,126,000)
J.P. Morgan Chase & Co.	5.50%	09/12/2024	10/10/2024	(6,487,000)
SAN Reverse Repo	5.67%	09/10/2024	10/01/2024	(6,707,300)
South Street Securities	6.00%	09/30/2024	10/01/2024	(1,234,000)
				$(19,554,300)

All agreements can be terminated by either party on demand at value plus accrued interest.

Popular High Grade Fixed-Income Fund, Inc.

Notes to Quarterly Schedule of Investments

September 30, 2024 (Unaudited)

NOTE 1. REPORTING ENTITY AND SIGNIFICANT ACCOUNTING POLICIES

Popular High Grade Fixed-Income Fund, Inc. (the “Fund”) is a non-diversified, open-end investment company. The Fund is a corporation organized under the Investment Company Act of 1940, as amended (the “1940 Act”) in May 21, 2021. The Fund was incorporated on August 13, 2002 and started operations on September 24, 2002.

The Fund’s investment objective is to seek to provide a high level of current income that is consistent with the preservation of capital. There can be no assurance that the Fund will achieve its objectives.

Accounting Policies:

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

(a)	Valuation of Investments – All securities are presented at fair value, which is determined by the Fund’s administrator, ALPS Fund Services, Inc. (“the Administrator”), with the assistance of the Fund’s investment adviser, Popular Asset Management LLC (the “Investment Adviser”), on the basis of valuations provided by dealers or by pricing services approved by the Fund’s management and Board of Directors. See Note 2 for further discussions regarding fair value disclosures.

(b)	Other – Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Premiums and discounts on securities purchased are amortized over the life or the expected life of the respective securities using the effective interest method. Interest and dividend income on preferred equity securities are accrued daily except when collection is not expected. For other equity securities, dividend income is recorded on the ex-dividend date. Certain dividends from U.S. sources are subject to a 10% U.S. income tax withholding. Such income is reflected in the Statement of Operations net of the applicable withholdings.

Popular High Grade Fixed-Income Fund, Inc.

Notes to Quarterly Schedule of Investments

September 30, 2024 (Unaudited)

NOTE 2. FAIR VALUE MEASUREMENTS

Under GAAP, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A fair value measurement assumes that the transaction to sell the asset or transfer the liability occurs in the principal market for the asset or liability or, in the absence of a principal market, the most advantageous market for the asset or liability.

GAAP establishes a fair value hierarchy that prioritizes the inputs and valuation techniques used to measure fair value into three levels in order to increase consistency and comparability in fair value measurements and disclosures. The classification of assets and liabilities within the hierarchy is based on whether the inputs to the valuation methodology used for the fair value measurement are observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources. Unobservable inputs reflect the Fund’s estimates about assumptions that market participants would use in pricing the asset or liability based on the best information available.

The hierarchy is broken down into three levels based on the reliability of inputs as follows:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date. Valuation of these instruments does not need a significant degree of judgment since valuations are based on quoted prices that are readily available in an active market.

Level 2–	Quoted prices other than those included in Level 1 that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, or other inputs that are observable or that can be corroborated by observable market data for substantially the full term of the financial instrument.

Level 3 –	Unobservable inputs are significant to the fair value measurement. Unobservable inputs reflect the Fund’s own assumptions about assumptions that market participants would use in pricing the asset or liability.

The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. The inputs or methodologies used for used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Fair value is based upon quoted market prices when available. If listed prices or quotes are not available, the Fund employs internally-developed models that primarily use market-based inputs including yield curves, interest rates, volatilities, and credit curves, among others. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, constraints on liquidity, and unobservable parameters that are applied consistently.

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used in calculating fair value could significantly affect the results. In addition, the fair value estimates are based on outstanding balances without attempting to estimate the value of anticipated future business. Therefore, the estimated fair value may materially differ from the value that could actually be realized on a sale.

Popular High Grade Fixed-Income Fund, Inc.

Notes to Quarterly Schedule of Investments

September 30, 2024 (Unaudited)

On August 4, 2022, the Board of Directors of the Fund appointed Popular Asset Management LLC, a subsidiary of Popular, Inc., as the Fund’s Valuation Designee. The Valuation Designee is responsible for overseeing and implementing the procedures and functions related to the valuation of portfolio securities for the purpose of determining the Net Asset Value of the Fund. In addition, the Valuation Designee is responsible for determining:

●	The fair valuation of all securities for which no price or value is available at the time the Fund’s Net Asset Value is calculated on a particular day.

●	The fair valuation of portfolio instruments for which the prices or values available do not, in the judgement of the Investment Adviser, represent the fair valuation of such portfolio instruments.

Fixed income securities including mortgage and other asset-backed securities, collateralized mortgage obligations, obligations of Puerto Rico and political subdivisions, obligations of U.S. Government Sponsored Entities, State and Municipal Obligations, US Corporate Bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Following is a description of the Fund’s valuation methodologies used for assets measured at fair value:

Mortgage and other asset-backed securities: Certain agency mortgage and other asset-backed securities (“MBS”) are priced based on a bond’s theoretical value derived from the prices of similar bonds; “similar” being defined by credit quality and market sector. Their fair value incorporates an option adjusted spread. The agency MBS are classified as Level 2. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available.

Collateralized mortgage obligations: Agency and private collateralized mortgage obligations (“CMOs”) are priced based on a bond’s theoretical value from similar bonds; “similar” being defined by credit quality and market sector. Their fair value incorporates an option adjusted spread. The option adjusted spread includes prepayment and volatility assumptions, ratings (whole loans collateral) and spread adjustments. CMO’s that include a significant adjustment based on assumptions important to market participants, such as credit risk, source of payment, etc., are classified as Level 3.

Obligations of Puerto Rico and political subdivisions: Fair value of Puerto Rico obligations and political subdivisions are obtained from third-party pricing service providers. They are segregated and the like characteristics divided into specific sectors. Market inputs used in the evaluation process include all or some of the following: trades, bid price or spread, quotes, benchmark curves including but not limited to Treasury benchmarks, swap curves, and discount and capital rates. These bonds are classified as Level 2.

Obligations of U.S. Government sponsored entities, State and Municipal Obligations: The fair value of Obligations of U.S. Government sponsored entities, state and municipal obligations is obtained from third-party pricing service providers that use a pricing methodology based on an active exchange market and based on quoted market prices for similar securities. These securities are classified as Level 2. U.S. agency structured notes are priced based on a bond’s theoretical value from similar bonds defined by credit quality and market sector, and for which the fair value incorporates an option adjusted spread in deriving their fair value. These securities are classified as Level 2.

U.S. Corporate Bonds: The fair value of corporate bonds is obtained from third-party pricing service providers that use a pricing methodology based on an active exchange market and based on quoted market prices for similar securities for which the fair value incorporates a credit spread in deriving their fair value. These securities are classified as Level 2.

Futures contracts: The fair value of futures contracts is based on quoted market prices obtained from an active exchange market. Futures contracts involve Ten Year US Treasury Notes and are classified as Level 1.

Popular High Grade Fixed-Income Fund, Inc.

Notes to Quarterly Schedule of Investments

September 30, 2024 (Unaudited)

The following is a summary of the levels within the fair value hierarchy in which the Fund invests based on inputs used to determine the fair value of such securities:
Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Municipal Bonds	$–	$12,854,939	$–	$12,854,939
Puerto Rico Agencies	–	3,481,272	–	3,481,272
Puerto Rico Government Instrumentalities Tax Exempt Notes	–	11,980,539	–	11,980,539
Puerto Rico GNMA Bonds	–	7,651,471	–	7,651,471
Puerto Rico Fannie Mae Bonds	–	19,975,605	–	19,975,605
Puerto Rico Collateralized Mortgage Obligations	–	741,734	–	741,734
Corporate Bonds	–	3,994,288	–	3,994,288
US Government Sponsored Entities	–	5,818,887	–	5,818,887
Total	$–	$66,498,735	$–	$66,498,735

*	Refer to the Fund’s Schedule of Investments for a listing of securities by type.

NOTE 3. INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these agreements is unknown. However, the Fund has not paid prior claims or losses pursuant to these contracts and expects the risk of losses to be remote.

NOTE 4. RISKS AND UNCERTAINTIES

The Fund is exposed to various types of risks, such as geographic concentration, industry concentration, non-diversification, interest rate, and credit risks, among others. This list is qualified in its entirety by reference to the more detailed information provided in the prospectus for the securities issued by the Fund.

The Fund’s assets are invested primarily in securities of Puerto Rico issuers. As a result, the Fund has greater exposure to adverse economic, political or regulatory changes in Puerto Rico than a more geographically diversified fund, particularly with regards to municipal bonds issued by Puerto Rico and its related instrumentalities, which are currently experiencing significant price volatility and low liquidity. Also, the Fund’s net asset value and its yield may increase or decrease more than that of a more diversified investment company as a result of changes in the market’s assessment of the financial condition and prospects of such Puerto Rico issuers.

Interest rate risk is the risk that interest rates will rise so that the value of the Fund’s investments will fall. Current low long-term rates present the risk that interest rates may rise and that as a result the Fund’s investments will decline in value. Also, the Fund’s yield will tend to lag behind changes in prevailing short-term interest rates. In addition, during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock-in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full), and reduce the value of the security. This is known as extension risk, which the Fund is also subject to. Conversely, during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled in order to refinance at lower interest rates, forcing the Fund to reinvest in lower yielding securities. This is known as prepayment risk, which the Fund is also subject to.

Popular High Grade Fixed-Income Fund, Inc.

Notes to Quarterly Schedule of Investments

September 30, 2024 (Unaudited)

Credit risk is the risk that debt securities in the Fund’s portfolio will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial condition. The risk is greater in the case of securities rated below investment grade or rated in the lowest investment grade category. The Fund may engage in repurchase agreements, which are transactions in which the Fund sells a security to a counterparty and agrees to buy it back at a specified time and price in a specified currency. Repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver the securities when the Fund seeks to repurchase them and may be unable to replace the securities or only at a higher cost.

Mortgage-backed securities in which the Fund may invest have many of the risks of traditional debt securities but, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. As a result, the Fund may receive principal repayments on these securities earlier or later than anticipated by the Fund. In the event of prepayments that are received earlier than anticipated, the Fund may be required to reinvest such prepayments at rates that are lower than the anticipated yield of the prepaid obligation. The rate of prepayments is influenced by a variety of economic, geographic, demographic, and other factors, including, among others, prevailing mortgage interest rates, local and regional economic conditions, and home owner mobility. Since a substantial portion of the assets of the Fund may be invested in mortgage-backed securities at any time, the Fund may be subject to these risks and other risks related to such securities to a significant degree, which might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case. Collateralized mortgage obligations or “CMOs” exhibit similar risks to those of mortgage-backed securities but also present certain special risks. CMO classes may be specially structured in a manner that provides a variety of investment characteristics, such as yield, effective maturity, and interest rate sensitivity. As market conditions change, however, particularly during periods of rapid or unanticipated changes in interest rates, the ability of a CMO class to provide the anticipated investment characteristics and performance may be significantly reduced. These changes may result in volatility in the market value, and in some instances, reduced liquidity of the CMO class.

The Fund may also invest in illiquid securities which are securities that cannot be sold within a reasonable period of time, not to exceed seven days, in the ordinary course of business at approximately the amount at which the Fund has valued the securities. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Fund may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities may trade at a discount from comparable, more liquid investments.

There may be few or no dealers making a market in certain securities owned by the Fund, particularly with respect to securities of Puerto Rico issuers including, but not limited to, investment companies. Dealers making a market in those securities may not be willing to provide quotations on a regular basis to the Investment Adviser. It may, therefore, be particularly difficult to value those securities.

In order to attempt to hedge various portfolio positions or to enhance its return, the Fund may invest a portion of its total assets in certain instruments which are or may be considered derivatives. Because of their increased volatility and potential leveraging effect (without being subject to the Fund’s leverage limitations), derivative instruments may adversely affect the Fund. For example, investments in indexed securities, including, among other things, securities linked to an equities or commodities index and inverse floating rate securities, may subject the Fund to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal. Such investments, in effect, may also be leveraged, thereby magnifying the risk of loss.